Q4 and Fiscal Year 2023 Financial Results Conference Call President & Chief Executive Officer David J. Wilson May 25, 2023 Executive VP – Finance & Chief Financial Officer Gregory P. Rustowicz

© 2023 COLUMBUS MCKINNON CORPORATION These slides, and the accompanying oral discussion (together, this “presentation”), contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning expected growth, future sales and EBITDA margins, and future potential to deliver results including revenue guidance, gross margin improvements, and reduction of RSG&A as a percent of revenue; the execution of its strategy and further transformation of the Company with stronger growth, less cyclicality and higher margins, and achievement of certain goals. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including the impact of supply chain challenges and inflation, the ability of the Company to scale the organization, achieve its financial targets including revenue and adjusted EBITDA margin, and to execute CMBS and the Core Growth Framework; global economic and business conditions affecting the industries served by the Company and its subsidiaries including COVID-19; the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, the ability to expand into new markets and geographic regions, and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. Consequently, such forward-looking statements should be regarded as current plans, estimates and beliefs. The Company assumes no obligation to update the forward-looking information contained in this presentation. Non-GAAP Financial Measures and Forward-looking Non-GAAP Measures This presentation will discuss some non-GAAP (“adjusted”) financial measures which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The non-GAAP (“adjusted”) measures are noted and reconciliations of comparable GAAP with non-GAAP measures can be found in tables included in the Supplemental Information portion of this presentation. Safe Harbor Statement 2

© 2023 COLUMBUS MCKINNON CORPORATION 3 Proof Points of Progress Solid execution drives record performance for fiscal 2023 and fourth quarter Record sales, gross margin, operating income and Adjusted EPS for fiscal 2023 • FY23 sales of $936.2 million or $966.8 million on constant currency basis, up 7% • Record annual gross margin of 36.5% and cost discipline delivered record operating income of $97.8 million, up 33% • Net income grew 63% to $48.4 million, or $1.68 per diluted share; adjusted EPS reached fiscal year record of $2.94 Executing with CMBS • Improved delivery performance and increased the quality of backlog • Orders up 14% sequentially compared with the third quarter • Capitalizing on megatrends: automation, industrial productivity and regionalization Focused on Delivering an Improved Customer Experience and Achieving Top-tier Performance Strong cash from operations: $83.6 million for the year • Record quarterly cash from operations of $66.7 million • Paid down $40.6 million in debt in FY23 • Reduced net debt leverage ratio to 2.2x(1) (1) On A financial covenant basis per Amended and Restated Credit Agreement

Unlocking Potential: Productivity & Engagement

Improving the Customer Experience

E2E Digital Enablement


CRM
salesforce
Marketing Automation
RingCentral
Call Center Management
salesforce pardot
Demand Generation
CUSTOMER PORTAL
SAP
Aftermarket
Parts
Service
Monitoring Diagnostics
Channel Partners & End Users
Global Website
Global ERP
Product Delivery

Initiative	Status	Comments
CRM: Case Management and Sales, Leads, Marketing	Green (On Target)	Implemented in Conveying (globally) and Lifting (US & Canada)
Advanced Call Center	Yellow (In progress)	Initiated for Conveying; integrating with sales management system
Integrated Customer Portal	Green (On Target)	Launched in US & Canada: multi-brand, multi-product platform, highly system integrated
ERP Implementation	Green (On Target)	Implemented in Künzelsau, Germany, Mexico, Panama
Improved Data Analytics	Yellow (In progress)	Implemented data warehouse and BI tools for key data across ~90% of CMCO
Centralized Global Website	Green (On Target)	Regionalized for Mexico, Brazil, Canada, UK, Switzerland, Germany & France

On Target   In progress   Needs work

Increasing Customer Engagement and Creating Efficiencies through Digital Tools

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© 2023 COLUMBUS MCKINNON CORPORATION

© 2023 COLUMBUS MCKINNON CORPORATION 5 Unlocking Potential: Simplification with 80/20 Simplification: Lifting & Linear Motion Product and Brand Evolution Enables Growth and Reduces Complexity Past SKU’s Purchased Components Brand Positioning Brand Simplification By Product Platform By Brand Promise 15 7 50,000 WRH Platforms 450,000 100,000 11 2 15,000 By Product Platform 15 22,000 239,000 5 Present Future ECH Platforms 12 510

Unlocking Potential: Profitable Growth

Acquiring montratec®


montratec

Revenue Profile


20%
20%
60%
Europe
U.S.
APAC


20%
80%
Direct
Systems Integrators


4%
11%
35%
22%
28%
Auto/EV
Semi/Elec
Life Sci
Other
Aero

- Develops and manufactures logistics solutions connecting robots and workspaces
- Located near Stuttgart, Germany with 30% growth rates and mid-20% EBITDA margins
- Attractive markets – EV market expansion, growth in Electronics, Semiconductors and Life Sciences – 2,500 installations worldwide
- Differentiated solutions – asynchronous movement, cleanroom certification, speed, space saving, Industry 4.0 controls, low energy consumption, easier change outs and faster set-up
- Technology driven organization – advanced software capabilities, robust NPD pipeline, talented engineering team, patented technologies
- Record Q1 CY23 orders – strong backlog supports expected growth

Differentiated Technology in Secular Growth Markets; Expanding Conveyance Platform in Europe

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© 2023 COLUMBUS MCKINNON CORPORATION

Unlocking Potential: Operational Performance

Continued progress with gross margin expansion

Adjusted Gross Margin Progression


280 bps
~350 bps
33.7%
35.0%
35.4%
34.1%
36.1%
36.5%
~40%
FY18
FY19
FY20
FY21
FY22
FY23
FY27E

Gross Margin Levers

Annual Improvements

- Operational Excellence
- Volume/scale/pricing
- Product line simplification

Strategic Initiatives

- Accretive acquisitions
- Factory simplification

Expect to Steadily Improve Gross Margin 50 bps to 100 bps Annually

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© 2023 COLUMBUS MCKINNON CORPORATION

© 2023 COLUMBUS MCKINNON CORPORATION Net Sales Delivered Record Sales in Q4 FY23 Quarter Sales Bridge • U.S.: 6.3% pricing increase and 6.0% volume decrease • Non-U.S.: 4.9% pricing and 0.8% volume decrease 8 Q4 sales up 1.8% on constant currency from prior-year $253.4 $220.3 $231.7 $230.4 $253.8 Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 ($ in millions) Note: Components may not add to totals due to rounding Quarter ($ in millions) $ Change % Change Fiscal 2022 Sales $ 253.4 Volume (9.9) (3.9)% Pricing 14.5 5.7% Foreign currency translation (4.2) (1.7)% Total change $ 0.4 0.2% Fiscal 2023 Sales $ 253.8

© 2023 COLUMBUS MCKINNON CORPORATION 9 Gross Profit & Margin Quarter Gross Profit Bridge Achieved Record Gross Margin in FY23 $85.5 $82.5 $86.3 $82.0 $91.2 33.7% 37.5% 37.2% 35.6% 35.9% 34.8% 37.5% 37.2% 35.6% 35.9% Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 Adjusted Gross Margin ($ in millions) Note: Components may not add to totals due to rounding ($ in millions) Quarter Fiscal 2022 Gross Profit $ 85.5 Price, net of material cost inflation 9.2 Prior year acquisition amortization of backlog 1.7 Prior year acquisition inventory step-up expense 1.5 Tariffs 0.5 Productivity, net of other cost changes (0.5) Foreign currency translation (1.3) Sales volume and mix (5.4) Total change 5.7 Fiscal 2023 Gross Profit $ 91.2

© 2023 COLUMBUS MCKINNON CORPORATION 10 RSG&A $27.1 $26.2 $25.6 $25.4 $25.3 $23.6 $21.9 $21.4 $25.1 $26.4 $4.1 $5.1 $5.5 $4.8 $5.5 $54.8 $53.2 $52.5 $55.4 $57.2 Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 Selling G&A R&D Q/Q Comparison: • NPD Investments of $0.7M • Adjustment to annual incentive comp accrual of $2.8 million offset by Garvey contingent consideration of $1.2 million Y/Y Comparison: • Adjustment to annual incentive and stock comp estimates of $2.9 million • HQ relocation expenses of $0.7 million • Offset by $0.8 million benefit of FX Expect Q1FY24 RSG&A of approximately $56 million including one month of montratec (1)RSG&A guidance provided May 25, 2023. Excludes business realignment, integration, acquisitions and other one-time costs Note: Components may not add to totals due to rounding RSG&A as % of sales: 22.5% Targeting 21% RSG&A as Percent of Sales(1) with ~50 bps Improvement Annually ($ in millions) 21.6% 22.7% 24.1%24.1%

© 2023 COLUMBUS MCKINNON CORPORATION 11 Operating Income Record Q4 FY23 operating income up 14% y/y; operating margin expanded 130 bps to 10.8% • Margin and profit improvement reflect pricing • More than offset impact of lower volume and less favorable mix and higher RSG&A Record adjusted operating income up 2% y/y with adjusted operating margin of 11.5% • Expanded adjusted operating margin 30 bps Expect Q1 FY24 amortization expense of approximately $6.8 million including one month of montratec(1) Achieved Record Operating Income for Quarter and Fiscal 2023 Operating Income & Margin Adjusted Operating Income & Margin $28.6 $24.6 $28.6 $23.5 $29.2 11.2% 11.1% 12.4% 10.2% 11.5% Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 $24.1 $22.8 $27.4 $20.2 $27.5 9.5% 10.4% 11.8% 8.8% 10.8% Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 ($ in millions) (1)Guidance on amortization expense provided on May 25, 2023

Earnings Per Share


GAAP Diluted EPS
$0.41
$0.29
$0.49
$0.42
$0.48
Q4 FY22
Q1 FY23
Q2 FY23
Q3 FY23
Q4 FY23


Adjusted EPS
$0.79
$0.69
$0.73
$0.72
$0.80
Q4 FY22
Q1 FY23
Q2 FY23
Q3 FY23
Q4 FY23

Q4 FY23 GAAP net income grew 17% to $13.9 million, up $0.07 per diluted share y/y

- Strong operating income and benefit of FX gain more than offset $2.3 million increase in interest expense

Adj. net income of $23.1 million in the quarter

Add backs (pre-tax):

- $6.6 million of amortization of intangibles
- $1.5 million of business realignment & HQ move costs
- $0.2 million acquisition deal & integration costs

Guidance:

- FY24 non-GAAP adjusted tax rate: 25%[1]
- Q1 FY24 interest expense: ~$9.0 million[1]
- Q1 FY24 diluted shares outstanding: ~29.0 million[1]

FY23 Adjusted Earnings per Share Grew 4%

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© 2023 COLUMBUS MCKINNON CORPORATION

[1]Guidance on tax rate, interest expense, FX and investment losses and number of diluted shares outstanding provided on May 25, 2023

© 2023 COLUMBUS MCKINNON CORPORATION 13 Adjusted EBITDA and Margin Adjusted EBITDA & ROIC Return on Invested Capital (ROIC)(1) 6.6% 7.5% 7.0% FY21 FY22 FY23 (1)ROIC is a non-GAAP measure defined as adjusted income from operations, net of taxes at a 22% normalized rate, for the trailing four quarters divided by the average of debt plus equity less cash (average capital) for the trailing five quarters. Focused on Key Metrics to Drive Profitable Growth and Transform the Business $77.2 $140.1 $147.8 11.9% 15.4% 15.8% FY21 FY22 FY23

© 2023 COLUMBUS MCKINNON CORPORATION $97.4 $86.6 $35.8 $71.0 163% 951% 121% 147% FY20 FY21 FY22 FY23 14 Free Cash Flow & Conversion (2) Cash Flow Note: Components may not add to totals due to rounding Three Months Ended Year Ended 3/31/23 3/31/22 3/31/23 3/31/22 Net cash provided by operating activities $66.7 $25.2 $83.6 $48.9 CapEx (3.1) (3.6) (12.6) (13.1) Free cash flow (FCF) $63.6 $21.6 $71.0 $35.8 (1)Capital expenditure guidance provided May 25, 2023. (2)See Supplemental Slides for the definition of free cash flow, free cash flow conversion reconciliation and other disclaimers regarding non-GAAP information. Record quarter for cash generation • Included $7.6 million from e-commerce customer FY24 CapEx expected to be $30 million to $40 million (1) • Investments enable factory simplification, productivity and lower cost center of excellence Delivered Record Free Cash Flow in Quarter and 147% FCF Conversion for the Fiscal Year ($ in millions)

Capital Structure

($ in millions)

CAPITALIZATION		
	March 31, 2023	March 31, 2022
Cash and cash equivalents	$ 133.2	$ 115.4
Total debt	471.6	511.2
Total net debt	338.4	395.8
Shareholders' equity	833.8	772.8
Total capitalization	$ 1,305.4	$ 1,284.0
Debt/total capitalization	36.1%	39.8%
Net debt/net total capitalization	28.9%	33.9%

Note: Components may not add to totals due to rounding

Net debt leverage ratio of ~2.2x(1)

- Net debt to net total capital improved 500 bps y/y to 28.9%
- Proforma leverage of 2.7x following montratec acquisition
- Plan to continue to pay down debt and grow EBITDA
  - Expect net leverage of ~2.5x by end of fiscal year

Paid down $40.6 million in debt in FY23

- Expect to pay down another $40 million in FY24
- ~60% of Term Loan B debt is currently hedged

Financial flexibility with $218 million of liquidity

- Upsized revolver to $175 million to finance acquisition
- Accounts receivable securitization in process

Flexible Capital Structure and Solid Balance Sheet Supports Strategy Execution

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© 2023 COLUMBUS MCKINNON CORPORATION

(1)On a financial covenant basis per Amended and Restated Credit Agreement

© 2023 COLUMBUS MCKINNON CORPORATION 16 Orders Reflect Normalizing Demand Backlog Steady Y/Y at $308.7 million Orders and Backlog • Orders improved 14% sequentially driven by oil & gas, transportation, metals processing and entertainment • Negative FX impact of $4.6 million y/y • Strong pipeline of quotation activity • Short term backlog represents 70% of Q1 FY24 revenue guidance at mid-point of range • Backlog includes ~$10 million cancellation from major e-commerce customer Solid Backlog Entering Fiscal 2024 Supports Expected Growth $269.8 $267.1 $222.1 $215.0 $246.0 1.06x 1.21x 0.96x 0.93x 0.97x Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 Orders Book:Bill (1)Long term backlog is expected to ship beyond three months $135.2 $162.8 $161.2 $164.7 $142.0 $173.9 $188.8 $166.6 $164.4 $166.7 $309.1 $351.6 $327.8 $329.1 $308.7 Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 Long Term Backlog Short Term Backlog (1) ($ in millions)

© 2023 COLUMBUS MCKINNON CORPORATION 17Executing Strategy to Create a Scalable Enterprise with Top-tier Margin Performance Executing to Deliver Strategic Plan Growth Objectives (1) Revenue guidance provided May 25, 2023 based on current exchange rates Outlook is encouraging • Expect Q1 FY24 net sales of approximately $235 million to $240 million (1) representing high single digit growth • Continue to expect FY24 organic growth in low-to-mid single digits • Steady demand across end markets; capturing key wins • Executing commercial initiatives and investing in innovation Advancing customer experience initiatives • Improving on time delivery; enhancing communications and responsiveness • Innovating with new product development • Expanding addressable markets and enabling market share opportunities Focused on execution and transformation strategy • Expect to achieve strategic plan objectives with measurable progress in FY24

Q4 Fiscal Year 2023 Financial Results Conference Call President & Chief Executive Officer David J. Wilson May 25, 2023 Executive VP – Finance & Chief Financial Officer Gregory P. Rustowicz

Supplemental Information

© 2023 COLUMBUS MCKINNON CORPORATION 20 Conference Call Playback Info Replay Number: 412-317-6671 passcode: 13738230 Telephone replay available through June 1, 2023 Webcast / PowerPoint / Replay available at investors.columbusmckinnon.com Transcript, when available, at investors.columbusmckinnon.com

Adjusted Gross Profit Reconciliation

CMCO INTELLIGENT MOTION

($ in thousands)	Quarter				
	Q4 FY22	Q1 FY23	Q2 FY23	Q3 FY23	Q4 FY23
GAAP gross profit	$ 85,475	$ 82,519	$ 86,310	$ 82,044	91,218
Add back (deduct):					
Acquisition inventory step-up expense	1,546	—	—	—	—
Product liability settlement	—	—	—	—	—
Acquisition amortization of backlog	1,650	—	—	—	—
Business realignment costs	—	—	—	—	—
Non-GAAP adjusted gross profit	$ 88,671	$ 82,519	$ 86,310	$ 82,044	$ 91,218
Sales	$ 253,368	$ 220,287	$ 231,740	$ 230,370	$ 253,843
Add back:					
Acquisition amortization of backlog	1,650	—	—	—	—
Non-GAAP sales	$ 255,018	$ 220,287	$ 231,740	$ 230,370	$ 253,843
Gross margin – GAAP	33.7%	37.5%	37.2%	35.6%	35.9%
Adjusted gross margin – Non-GAAP	34.8%	37.5%	37.2%	35.6%	35.9%

Adjusted gross profit is defined as gross profit as reported, adjusted for certain items. Adjusted gross profit is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted gross profit, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's gross profit to the historical periods' gross profit, as well as facilitates a more meaningful comparison of the Company's gross profit to that of other companies.

21

© 2023 COLUMBUS MCKINNON CORPORATION 22 Adjusted Gross Profit Reconciliation Adjusted gross profit is defined as gross profit as reported, adjusted for certain items. Adjusted gross profit is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted gross profit, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current year's gross profit to the historical periods' gross profit, as well as facilitates a more meaningful comparison of the Company’s gross profit to that of other companies. ($ in thousands) Fiscal Year 2019 2020 2021 2022 2023 GAAP gross profit $ 304,997 $ 283,186 $ 220,225 $ 315,730 $ 342,009 Add back (deduct): Product liability settlement — — — 2,850 — Acquisition amortization of backlog — — — 2,100 — Acquisition inventory step-up expense — — — 5,042 — Business realignment costs 286 1,037 830 1,606 — Acquisition deal and integration costs — — — 521 — Factory closures 1,473 2,800 2,671 — — Insurance settlement — (382) — — — Gain on sale of building — — (2,189) — — Non-GAAP adjusted gross profit $ 306,756 $ 286,641 $ 221,537 $ 327,849 $ 342,099 Sales $ 876,282 $ 809,162 $ 649,642 $ 906,555 $ 936,240 Add back: Acquisition amortization of backlog — — — 2,100 — Non-GAAP sales $ 876,282 $ 809,162 $ 649,642 $ 908,655 $ 936,240 Gross margin – GAAP 34.8% 35.0% 33.9% 34.8% 36.5% Adjusted gross margin – Non-GAAP 35.0% 35.4% 34.1% 36.1% 36.5%

Adjusted Income from Operations Reconciliation

CMCO INTELLIGENT MOTION

($ in thousands)	Quarter					Fiscal Year	
	Q4 FY22	Q1 FY23	Q2 FY23	Q3 FY23	Q4 FY23	2022	2023
GAAP income from operations	$ 24,059	$ 22,817	$ 27,372	$ 20,179	$ 27,469	$ 73,781	$ 97,841
Add back (deduct):							
Acquisition deal and integration costs	229	86	19	338	173	10,473	616
Acquisition inventory step-up expense	1,546	—	—	—	—	5,042	—
Business realignment costs	1,115	1,657	1,233	1,401	848	3,902	5,140
Garvey contingent consideration	—	—	—	1,230	—	—	—
Product liability settlement	—	—	—	—	—	2,850	1,230
Headquarter relocation costs	—	—	—	315	681	—	996
Acquisition amortization of backlog	1,650	—	—	—	—	2,100	—
Factory closures	—	—	—	—	—	—	—
Insurance recovery legal costs	—	—	—	—	—	—	—
Gain on sale of building	—	—	—	—	—	—	—
Non-GAAP adjusted income from operations	$ 28,599	$ 24,560	$ 28,624	$ 23,463	$ 29,171	$ 98,148	$ 105,823
Sales	$ 253,368	$ 220,287	$ 231,740	$ 230,370	$ 253,843	$ 906,555	$ 936,240
Add back:							
Acquisition amortization of backlog	1,650	—	—	—	—	2,100	—
Non-GAAP sales	$ 255,018	$ 220,287	$ 231,740	$ 230,370	$ 253,843	$ 908,655	$ 936,240
Operating margin – GAAP	9.5%	10.4%	11.8%	8.8%	10.8%	8.1%	10.5%
Adjusted operating margin – Non-GAAP	11.2%	11.1%	12.4%	10.2%	11.5%	10.8%	11.3%

Adjusted income from operations is defined as income from operations as reported, adjusted for certain items. Adjusted income from operations is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted income from operations, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's income from operations to the historical periods' income from operations, as well as facilitates a more meaningful comparison of the Company's income from operations to that of other companies.

23

Adjusted Net Income Reconciliation

CMCO INTELLIGENT MOTION

($ in thousands, except per share data)	Quarter					Fiscal Year	
	Q4 FY22	Q1 FY23	Q2 FY23	Q3 FY23	Q4 FY23	FY 2022	FY 2023
GAAP net income (loss)	$ 11,826	$ 8,391	$ 14,114	$ 12,029	$ 13,895	$ 29,660	$ 48,429
Add back (deduct):							
Amortization of intangibles	6,635	6,535	6,447	6,459	6,559	25,283	26,001
Cost of debt refinancing	—	—	—	—	—	14,803	—
Acquisition deal and integration costs	229	86	19	338	173	10,473	616
Acquisition inventory step-up expense	1,546	—	—	—	—	5,042	—
Business realignment costs	1,115	1,657	1,233	1,401	848	3,902	5,140
Product liability settlement	—	—	—	—	—	2,850	—
Garvey contingent consideration	—	—	—	1,230	—	—	1,230
Headquarter relocation costs	—	—	—	315	681	—	996
Acquisition amortization of backlog	1,650	—	—	—	—	2,100	—
Non-cash pension settlement expense	—	—	—	—	—	—	—
Factory closures	—	—	—	—	—	—	—
Insurance recovery legal costs	—	—	—	—	—	—	—
Gain on sale of building	—	—	—	—	—	—	—
Normalize tax rate to 22%(1)	(260)	3,269	(938)	(1,123)	975	(13,852)	2,185
Non-GAAP adjusted net income	$ 22,741	$ 19,938	$ 20,875	$ 20,649	$ 23,131	$ 80,261	$ 84,597
Average diluted shares outstanding	28,845	28,699	28,748	28,778	28,869	28,401	28,818
Diluted income (loss) per share – GAAP	$ 0.41	$ 0.29	$ 0.49	$ 0.42	$ 0.48	$ 1.04	$ 1.68
Diluted income per share – Non-GAAP	$ 0.79	$ 0.69	$ 0.73	$ 0.72	$ 0.80	$ 2.83	$ 2.94

(1)Applies normalized tax rate of 22% to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax.

Adjusted net income and diluted EPS are defined as GAAP net income/(loss) and diluted EPS as reported, adjusted for certain items, including amortization of intangible assets, and also adjusted for a normalized tax rate. Adjusted net income and diluted EPS are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted net income and diluted EPS, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income/(loss) and diluted EPS to the historical periods' net income/(loss) and diluted EPS, as well as facilitates a more meaningful comparison of the Company's net income/(loss) and diluted EPS to that of other companies. The Company believes that representing adjusted EPS provides a better understanding of its earnings power inclusive of adjusting for the non-cash amortization of intangible assets, reflecting the Company's strategy to grow through acquisitions as well as organically.

24

Adjusted EBITDA Reconciliation

CMCO INTELLIGENT MOTION

($ in thousands)	Quarter					Fiscal Year	
	Q4 FY22	Q1 FY23	Q2 FY23	Q3 FY23	Q4 FY23	2022	2023
GAAP net income (loss)	$ 11,826	$ 8,391	$ 14,114	$ 12,029	$ 13,895	$ 29,660	$ 48,429
Add back (deduct):							
Income tax expense (benefit)	6,154	8,893	4,953	4,701	7,499	8,786	26,046
Interest and debt expense	5,352	6,203	6,768	7,303	7,668	20,126	27,126
Investment (income) loss	578	430	312	(574)	(483)	(46)	(315)
Foreign currency exchange (gain) loss	527	1,203	1,003	(3,359)	(1,037)	1,574	(2,189)
Other (income) expense, net	(378)	(2,303)	222	79	(73)	(1,122)	(2,072)
Depreciation and amortization expense	10,679	10,469	10,424	10,487	10,567	41,924	41,947
Cost of debt refinancing	—	—	—	—	—	14,803	—
Acquisition deal and integration costs	229	86	19	338	173	10,473	616
Acquisition inventory step-up expense	1,546	—	—	—	—	5,042	—
Product liability settlement	—	—	—	—	—	2,850	—
Business realignment costs	1,115	1,657	1,233	1,401	848	3,902	5,140
Acquisition amortization of backlog	1,650	—	—	—	—	2,100	—
Factory closures	—	—	—	—	—	—	—
Insurance recovery legal costs	—	—	—	—	—	—	—
Garvey contingent consideration	—	—	—	1,230	—	—	1,230
Headquarter relocation costs	—	—	—	315	681	—	996
Gain on sale of building	—	—	—	—	—	—	—
Non-GAAP adjusted EBITDA	$ 39,278	$ 35,029	$ 39,048	$ 33,950	$ 39,738	$ 140,072	$ 147,770
Sales	$ 253,368	$ 220,287	$ 231,740	$ 230,370	$ 253,843	$ 906,555	$ 936,240
Add back:							
Acquisition amortization of backlog	1,650	—	—	—	—	2,100	—
Non-GAAP sales	$ 255,018	$ 220,287	$ 231,740	$ 230,370	$ 253,843	$ 908,655	$ 936,240
Net income (loss) margin – GAAP	4.7%	3.8%	6.1%	5.2%	5.5%	3.3%	5.2%
Adjusted EBITDA margin – Non-GAAP	15.4%	15.9%	16.8%	14.7%	15.7%	15.4%	15.8%

Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Adjusted EBITDA is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted EBITDA, is important for investors and other readers of the Company's financial statements.

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© 2023 COLUMBUS MCKINNON CORPORATION 26 Return on Invested Capital (ROIC) Reconciliation ROIC is defined as adjusted income from operations, net of taxes at a 22% normalized rate, for the trailing four quarters divided by the average of debt plus equity less cash (average capital) for the trailing five quarters. ROIC is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as ROIC, is important for investors and other readers of the Company’s financial statements. ($ in thousands) Fiscal Year 2021 2022 2023 GAAP income from operations 42,255 73,781 97,841 Add back (deduct): Acquisition deal and integration costs 3,951 10,473 616 Acquisition inventory step-up expense — 5,042 — Product liability settlement — 2,850 — Acquisition amortization of backlog — 2,100 — Factory closures 3,778 — — Business realignment costs 1,470 3,902 5,140 Insurance recovery legal costs 229 — — Garvey contingent consideration — — 1,230 Headquarter relocation costs — — 996 Gain on sale of building (2,638) — — Non-GAAP adjusted income from operations $ 49,045 $ 98,148 $ 105,823 Non-GAAP adjusted income from operations, net of normalized tax rate of 22% $ 38,255 $ 76,555 $ 82,542 Trailing five quarter averages: Total debt 260,130 438,768 491,410 Total shareholders’ equity 487,523 701,640 795,410 Cash and cash equivalents 168,599 123,636 100,922 Net total capitalization $ 579,054 $ 1,016,772 $ 1,185,898 Return on invested capital (ROIC) – Non-GAAP 6.6% 7.5% 7.0%

© 2023 COLUMBUS MCKINNON CORPORATION Free Cash Flow (FCF) & FCF Conversion Reconciliation Free cash flow is defined as cash from operations minus capital expenditures. Free cash flow conversion is defined as free cash flow divided by net income. Free cash flow and free cash flow conversion are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as free cash flow and free cash flow conversion, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current year’s cash flow to the historical periods’ cash flow, as well as facilitates a more meaningful comparison of the Company’s cash flow to that of other companies. 27 ($ in thousands) Fiscal Year 2021 2022 2023 Cash from operations $ 98,890 $ 48,881 $ 83,636 Capital expenditures (12,300) (13,104) (12,632) Free cash flow (FCF) $ 86,590 $ 35,777 $ 71,004 GAAP net income $ 9,106 $ 29,660 $ 48,429 Free cash flow conversion 951% 121% 147%

© 2023 COLUMBUS MCKINNON CORPORATION 28 U.S. Capacity Utilization Eurozone Capacity Utilization Industrial Capacity Utilization Source: The Federal Reserve Board Source: European Commission 60% 65% 70% 75% 80% Manufacturing Total 78.3% (Manufacturing) 79.7% (Total) Apr 2023(1) 65% 67% 69% 71% 73% 75% 77% 79% 81% 83% 85% 81.0% Q1 2023 (1) Numbers are preliminary

© 2023 COLUMBUS MCKINNON CORPORATION 29 ISM Production Index Source: Institute for Supply Chain Management 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 48.9% April 2023

Business Model Transformation

Innovation drives strategy and portfolio transformation


Revenue Growth Rate
FY21
Linear Motion & Automation
Lifting Solutions
FY23
Linear Motion 10%
Automation 14%
Specialty Conveying 16%
Lifting Solutions 60%
FUTURE
Specialty Conveying
Linear Motion
Automation
Lifting Solutions
INTELLIGENT MOTION
EBITDA Margin

Targeting $1.5 Billion In Revenue In Fiscal 2027 And ~21% EBITDA Margin

30

© 2023 COLUMBUS MCKINNON CORPORATION

© 2023 COLUMBUS MCKINNON CORPORATION 31 Unlocking CMCO’s Potential Business System and Core Growth Framework to Transform CMCO Framework to Deliver Differentiated Growth, Financial Performance and Shareholder Value GROWTH FRAMEWORKCMBS TRANSFORMATION

Q4 Fiscal Year 2023 Financial Results Conference Call President & Chief Executive Officer David J. Wilson May 25, 2023 Executive VP – Finance & Chief Financial Officer Gregory P. Rustowicz